SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           CONSOLIDATED PICTURES CORP.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Delaware                                     13-4151225
                --------                                     ----------
        (State of incorporation)                           (IRS Employer
                                                       Identification Number)

                               54 Hamilton Terrace
                               New York, NY 10031
                               ------------------
                     (Address of principal executive office)


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class to be registered         Name of each exchange on which each
------------------------------------             class is to be registered
                                             -----------------------------------
       Not applicable                                 Not applicable

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock: $.0001 Par Value
                         ------------------------------
                                (Title of Class)

                  Warrants: Class A Warrants, Class B Warrants
                  --------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Incorporated herein by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-61892, as amended).

ITEM 2.  EXHIBITS

EXHIBIT  DESCRIPTION

1.1      Specimen Common Stock certificate. Incorporated herein by reference to
         Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-61892, as amended).

1.2 Class A Redeemable Warrant Agreement including Form of Class A Redeemable Warrant Certificate. Incorporated herein by reference to
         Exhibit 3.6 to the Registrant's Registration Statement on Form SB-2 (File No. 333-61892, as amended).

1.3 Class B Redeemable Warrant Agreement including Form of Class B Redeemable Warrant Certificate. Incorporated herein by reference to
         Exhibit 3.7 to the Registrant's Registration Statement on Form SB-2 (File No. 333-61892, as amended).

2.1 Certificate of Incorporation of Registrant. Incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-61892, as amended).

2.2 By-laws of Registrant. Incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (File No. 333-61892, as amended).

                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

CONSOLIDATED PICTURES CORP.

         November 12, 2001

By:      /s/ Avery L. Pack
         --------------------------------
         Avery L. Pack
         (Principal Executive Officer, Director,
         Principal Accounting Officer, and
         Principal Financial Officer)


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